Exhibit 99.1
Saga Communications, Inc.
Reports 3rd Quarter 2007 Results
Contact:
Samuel D. Bush
313/886-7070
Grosse Pointe Farms, MI — November 5, 2007 — Saga Communications, Inc. (NYSE-SGA) today reported that 3rd quarter 2007 net operating revenue increased 1.2% over the comparable period in 2006 to $36.2 million and operating income increased 2.1% to $8.0 million. Free Cash Flow increased $795 thousand to $5.5 million. Net income was approximately flat at $3.3 million ($.17 per fully diluted share) for the quarter ended September 30, 2007 compared to $3.3 million ($.16 per fully diluted share) for the comparable period in 2006. For the same period, station operating expense increased $214 thousand to $26.0 million (station operating expense includes depreciation and amortization attributable to the stations). On a same station basis for the quarter, net operating revenue was approximately flat at $35.9 million and operating income was approximately flat at $7.9 million.
For the nine month period ended September 30, 2007, net operating revenue increased 1.7% over the comparable period in 2006 to $106.5 million and operating income decreased $847 thousand to $20.3 million. Free Cash Flow increased $660 thousand to $12.0 million. Net income decreased $906 thousand to $7.9 million ($.39 per fully diluted share) compared to $8.8 million ($.43 per fully diluted share) for the comparable period in 2006. For the same period, station operating expense increased 2.8% to approximately $79.0 million (station operating expense includes depreciation and amortization attributable to the stations). On a same station basis for the nine months, net operating revenue increased 1.3% to $106.0 million, operating income decreased $971 thousand to $20.3 million and station operating expense increased 2.3% to $78.5 million.
Capital expenditures in the third quarter of 2007 were $1.6 million of which $357 thousand were as a result of acquisitions and $472 thousand were related to digital radio. For the nine months capital expenditures were $6.2 million of which $1.7 million were as a result of acquisitions and $992 thousand were related to digital radio. Currently we expect capital expenditures for the year to be approximately $10.5 million.

The attached Selected Supplemental Financial Data table discloses “as reported,” “same station” and “pro forma” information by segment. The “as reported” amounts reflect our historical financial results and include the results of operations for stations that we did not own for the entire comparable period. The “same station” amounts reflect only the results of operations for stations that we owned for the entire comparable period. The “pro forma” amounts assume the 2007 and 2006 acquisitions and dispositions occurred as of January 1, 2006.
Saga Communications utilizes certain financial measures that are not calculated in accordance with generally accepted accounting principles (GAAP) to assess its financial performance. Such non-GAAP measures include same station financial information and free cash flow. These non-GAAP measures are generally recognized by the broadcasting industry as measures of performance and are used by Saga to assess its financial performance including but not limited to evaluating individual station and market-level performance, evaluating overall operations and as a primary measure for incentive based compensation of executives and other members of management. Saga’s management believes these non-GAAP measures are used by analysts who report on the industry and by investors to provide meaningful comparisons between broadcasting groups, as well as an indicator of their market value. These measures are not measures of liquidity or of performance in accordance with GAAP, and should be viewed as a supplement to and not as a substitute for the results of operations presented on a GAAP basis including net operating revenue, operating income, and net income. Reconciliations for all of the non-GAAP financial measures to the most directly comparable GAAP measure are attached in the Selected Financial Data Non-GAAP Disclosures tables.
Saga Communications, Inc. is a broadcasting company whose business is devoted to acquiring, developing and operating broadcast properties. The Company owns or operates broadcast properties in 26 markets, including 61 FM and 30 AM radio stations, 3 state radio networks, 2 farm radio networks, 5 television stations and 4 low-power television stations. As previously disclosed, the Company has entered into agreements to acquire an FM station serving the Asheville, NC radio market. The closing of these transactions are subject to receiving FCC approvals. For additional information, contact us at (313) 886-7070 or visit our website at www.sagacommunications.com.
Saga’s third quarter 2007 results conference call will be on Monday, November 5 at 11:00 AM EDT. The dial in number for domestic calls is 877/777-1972. For international callers the number is 612/332-0802. The call can be replayed for 7 days by calling domestically 800/475-6701 or internationally 320/365-3844 and referring to access code 890134. Thereafter, a transcript of the call will be available on our website.
This press release contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “believes,” “expects,” “anticipates,” “guidance” and similar expressions are intended to identify forward-looking statements. Key risks, including risks associated with Saga’s ability to effectively integrate the stations it acquires and the impact of federal regulation on Saga’s business, are described in the reports Saga Communications, Inc. periodically files with the U.S. Securities and Exchange Commission. Readers should note that these statements may be impacted by several factors, including national and local economic changes and changes in the radio and television broadcast industry in general, as well as Saga’s actual performance. Results may vary from those stated herein and Saga undertakes no obligation to update the information contained here.

Saga Communications, Inc.
Selected Consolidated Financial Data
For The Three and Nine Months Ended
September 30, 2007 and 2006
(amounts in 000’s except per share data)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2007	2006	2007	2006
Operating Results
Net operating revenue	$36,218	$35,791	$106,522	$104,727
Station operating expense	25,975	25,761	78,986	76,833
Corporate general and administrative	2,272	2,225	7,194	6,705

Operating income	7,971	7,805	20,342	21,189
Interest expense	2,283	2,375	6,861	7,007
Other expense (income), net	60	(75)	142	(645)

Income before income tax	5,628	5,505	13,339	14,827
Income tax expense	2,307	2,241	5,468	6,050

Net income	$3,321	$3,264	$7,871	$8,777

Earnings per share
Basic	$0.17	$0.16	$0.39	$0.43

Diluted	$0.17	$0.16	$0.39	$0.43

Weighted average common shares	20,112	20,488	20,082	20,515
Weighted average common shares and common shares equivalents	20,126	20,502	20,111	20,532

Free Cash Flow
Net income	$3,321	$3,264	$7,871	$8,777
Plus: Depreciation and amortization:
Station	2,013	1,903	5,847	5,784
Corporate	48	48	146	144
Deferred tax provision	1,334	1,339	3,161	3,110
Non-cash compensation	376	385	991	984
Other expense (income), net	60	(75)	142	(645)
Less: Capital expenditures	(1,617)	(2,124)	(6,180)	(6,836)

Free cash flow	$5,535	$4,740	$11,978	$11,318

Balance Sheet Data
Working capital			$22,560	$21,774
Net fixed assets			74,286	70,542
Net intangible assets and other assets			217,711	211,745
Total assets			330,935	320,148
Long term debt (including current portion of $0 and $0, respectively)			129,911	136,911
Stockholders’ equity			145,543	133,564

Saga Communications, Inc.
Selected Supplemental Financial Data
For the Three Months Ended
September 30, 2007 and 2006
(amounts in 000’s except per share data)
(Unaudited)

	As-Reported		Same Station		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended
	September 30,		September 30,		September 30,
	2007	2006	2007	2006	2007	2006
Consolidated
Net operating revenue	$36,218	$35,791	$35,903	$35,778	$36,392	$36,082
Station operating expense	25,975	25,761	25,766	25,658	26,226	25,960
Corporate general and administrative	2,272	2,225	2,272	2,225	2,272	2,225

Operating income	7,971	7,805	$7,865	$7,895	7,894	7,897
Interest expense	2,283	2,375			2,283	2,375
Other expense (income), net	60	(75)			60	(75)
Income tax expense	2,307	2,241			2,297	2,278

Net income	$3,321	$3,264			$3,254	$3,319

Earnings per share:
Basic	$0.17	$0.16			$0.16	$0.16

Diluted	$0.17	$0.16			$0.16	$0.16

	As-Reported		Same Station		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended
	September 30,		September 30,		September 30,
	2007	2006	2007	2006	2007	2006
Radio Segment
Net operating revenue	$31,904	$31,402	$31,589	$31,389	$32,078	$31,693
Station operating expense	22,492	22,300	22,283	22,197	22,743	22,499

Operating income	$9,412	$9,102	$9,306	$9,192	$9,335	$9,194

	As-Reported		Same Station		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended
	September 30,		September 30,		September 30,
	2007	2006	2007	2006	2007	2006
Television Segment
Net operating revenue	$4,314	$4,389	$4,314	$4,389	$4,314	$4,389
Station operating expense	3,483	3,461	3,483	3,461	3,483	3,461

Operating income	$831	$928	$831	$928	$831	$928

	As-Reported		Same Station		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended
	September 30,		September 30,		September 30,
	2007	2006	2007	2006	2007	2006
Depreciation and amortization by segment
Radio Segment	$1,608	$1,494	$1,567	$1,494	$1,623	$1,517
Television Segment	405	409	405	409	405	409
Corporate and Other	48	48	48	48	48	48

	$2,061	$1,951	$2,020	$1,951	$2,076	$1,974

(1)	Pro Forma results assume all acquisitions and dispositions in 2006 and 2007 occurred as of January 1, 2006.

Saga Communications, Inc.
Selected Supplemental Financial Data
For the Nine Months Ended
September 30, 2007 and 2006
(amounts in 000’s except per share data)
(Unaudited)

	As-Reported		Same Station		Pro Forma (1)
	Nine Months Ended		Nine Months Ended		Nine Months Ended
	September 30,		September 30,		September 30,
	2007	2006	2007	2006	2007	2006
Consolidated
Net operating revenue	$106,522	$104,727	$106,018	$104,714	$107,121	$105,540
Station operating expense	78,986	76,833	78,516	76,730	79,578	77,438
Corporate general and administrative	7,194	6,705	7,194	6,705	7,194	6,705

Operating income	20,342	21,189	$20,308	$21,279	20,349	21,397
Interest expense	6,861	7,007			6,861	7,007
Other expense (income), net	142	(645)			142	(645)
Income tax expense	5,468	6,050			5,492	6,135

Net income	$7,871	$8,777			$7,854	$8,900

Earnings per share:
Basic	$0.39	$0.43			$0.39	$0.43

Diluted	$0.39	$0.43			$0.39	$0.43

	As-Reported		Same Station		Pro Forma (1)
	Nine Months Ended		Nine Months Ended		Nine Months Ended
	September 30,		September 30,		September 30,
	2007	2006	2007	2006	2007	2006
Radio Segment
Net operating revenue	$93,640	$92,100	$93,136	$92,087	$94,239	$92,913
Station operating expense	68,460	66,675	67,990	66,572	69,052	67,280

Operating income	$25,180	$25,425	$25,146	$25,515	$25,187	$25,633

	As-Reported		Same Station		Pro Forma (1)
	Nine Months Ended		Nine Months Ended		Nine Months Ended
	September 30,		September 30,		September 30,
	2007	2006	2007	2006	2007	2006
Television Segment
Net operating revenue	$12,882	$12,627	$12,882	$12,627	$12,882	$12,627
Station operating expense	10,526	10,158	10,526	10,158	10,526	10,158

Operating income	$2,356	$2,469	$2,356	$2,469	$2,356	$2,469

	As-Reported		Same Station		Pro Forma (1)
	Nine Months Ended		Nine Months Ended		Nine Months Ended
	September 30,		September 30,		September 30,
	2007	2006	2007	2006	2007	2006
Depreciation and amortization by segment
Radio Segment	$4,653	$4,569	$4,547	$4,569	$4,713	$4,637
Television Segment	1,194	1,215	1,194	1,215	1,194	1,215
Corporate and Other	146	144	146	144	146	144

	$5,993	$5,928	$5,887	$5,928	$6,053	$5,996

(1)	Pro Forma results assume all acquisitions and dispositions in 2006 and 2007 occurred as of January 1, 2006.

Saga Communications, Inc.
Selected Supplemental Financial Data
Quarterly Proforma Information
September 30, 2007 and 2006
(amounts in 000's except per share data)
(Unaudited)

	Pro Forma (1)		Pro Forma (1)		Pro Forma (1)		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
	March 31,		June 30,		September 30,		December 31,
	2007	2006	2007	2006	2007	2006	2006
Consolidated
Net operating revenue	$32,085	$31,435	$38,644	$38,023	$36,392	$36,082	$38,474
Station operating expense	26,176	24,912	27,176	26,566	26,226	25,960	27,756
Corporate general and administrative	2,316	1,981	2,606	2,499	2,272	2,225	2,165
Other operating income	—	—	—	—	—	—	(312)

Operating income	3,593	4,542	8,862	8,958	7,894	7,897	8,865
Interest expense	2,297	2,277	2,281	2,355	2,283	2,375	2,372
Other expense (income), net	35	(355)	47	(215)	60	(75)	145
Income tax expense	509	1,074	2,686	2,783	2,297	2,278	2,641

Net income	$752	$1,546	$3,848	$4,035	$3,254	$3,319	$3,707

Earnings per share:
Basic	$0.04	$0.08	$0.19	$0.20	$0.16	$0.16	$0.18

Diluted	$0.04	$0.08	$0.19	$0.20	$0.16	$0.16	$0.18

	Pro Forma (1)		Pro Forma (1)		Pro Forma (1)		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
	March 31,		June 30,		September 30,		December 31,
	2007	2006	2007	2006	2007	2006	2006
Radio Segment
Net operating revenue	$28,095	$27,524	$34,066	$33,696	$32,078	$31,693	$33,429
Station operating expense	22,694	21,624	23,615	23,157	22,743	22,499	24,145
Other operating income	—	—	—	—	—	—	(312)

Operating income	$5,401	$5,900	$10,451	$10,539	$9,335	$9,194	$9,596

	Pro Forma (1)		Pro Forma (1)		Pro Forma (1)		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
	March 31,		June 30,		September 30,		December 31,
	2007	2006	2007	2006	2007	2006	2006
Television Segment
Net operating revenue	$3,990	$3,911	$4,578	$4,327	$4,314	$4,389	$5,045
Station operating expense	3,482	3,288	3,561	3,409	3,483	3,461	3,611

Operating income	$508	$623	$1,017	$918	$831	$928	$1,434

	Pro Forma (1)		Pro Forma (1)		Pro Forma (1)		Pro Forma (1)
	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
	March 31,		June 30,		September 30,		December 31,
	2007	2006	2007	2006	2007	2006	2006
Depreciation and amortization by segment
Radio Segment	$1,529	$1,562	$1,561	$1,558	$1,623	$1,517	$1,732
Television Segment	389	392	400	414	405	409	458
Corporate and Other	47	48	51	48	48	48	50

	$1,965	$2,002	$2,012	$2,020	$2,076	$1,974	$2,240

(1)	Pro Forma results assume all acquisitions and dispositions in 2006 and 2007 occurred as of January 1, 2006.

Saga Communications, Inc.
Selected Financial Data Non-GAAP Disclosures
For the Three Months Ended
September 30, 2007 and 2006
(amounts in 000’s)
(Unaudited)
Reconciliation of As-Reported (historical) information to Same Station Operating Income

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	September 30,	Entire Comparable	September 30,	September 30,	Entire Comparable	September 30,
	2007	Period	2007	2006	Period	2006

Consolidated
Net operating revenue	$36,218	$(315)	$35,903	$35,791	$(13)	$35,778
Station operating expense	25,975	(209)	25,766	25,761	(103)	25,658
Corporate general and administrative	2,272	—	2,272	2,225	—	2,225

Operating income	$7,971	$(106)	$7,865	$7,805	$90	$7,895

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	September 30,	Entire Comparable	September 30,	September 30,	Entire Comparable	September 30,
	2007	Period	2007	2006	Period	2006

Radio Segment
Net operating revenue	$31,904	$(315)	$31,589	$31,402	$(13)	$31,389
Station operating expense	22,492	(209)	22,283	22,300	(103)	22,197

Operating income	$9,412	$(106)	$9,306	$9,102	$90	$9,192

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	September 30,	Entire Comparable	September 30,	September 30,	Entire Comparable	September 30,
	2007	Period	2007	2006	Period	2006

Television Segment
Net operating revenue	$4,314	—	$4,314	$4,389	—	$4,389
Station operating expense	3,483	—	3,483	3,461	—	3,461

Operating income	$831	—	$831	$928	—	$928

Saga Communications, Inc.
Selected Financial Data Non-GAAP Disclosures
For the Nine Months Ended
September 30, 2007 and 2006
(amounts in 000’s)
(Unaudited)
Reconciliation of As-Reported (historical) information to Same Station Operating Income

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Nine Months	and Dispositions	Nine Months	Nine Months	and Dispositions	Nine Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	September 30,	Entire Comparable	September 30,	September 30,	Entire Comparable	September 30,
	2007	Period	2007	2006	Period	2006

Consolidated
Net operating revenue	$106,522	$(504)	$106,018	$104,727	$(13)	$104,714
Station operating expense	78,986	(470)	78,516	76,833	(103)	76,730
Corporate general and administrative	7,194	—	7,194	6,705	—	6,705

Operating income	$20,342	$(34)	$20,308	$21,189	$90	$21,279

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Nine Months	and Dispositions	Nine Months	Nine Months	and Dispositions	Nine Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	September 30,	Entire Comparable	September 30,	September 30,	Entire Comparable	September 30,
	2007	Period	2007	2006	Period	2006

Radio Segment
Net operating revenue	$93,640	$(504)	$93,136	$92,100	$(13)	$92,087
Station operating expense	68,460	(470)	67,990	66,675	(103)	66,572

Operating income	$25,180	$(34)	$25,146	$25,425	$90	$25,515

		Adjustment			Adjustment
	As-Reported	For Acquisitions	Same Station	As-Reported	For Acquisitions	Same Station
	Nine Months	and Dispositions	Nine Months	Nine Months	and Dispositions	Nine Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	September 30,	Entire Comparable	September 30,	September 30,	Entire Comparable	September 30,
	2007	Period	2007	2006	Period	2006

Television Segment
Net operating revenue	$12,882	—	$12,882	$12,627	—	$12,627
Station operating expense	10,526	—	10,526	10,158	—	10,158

Operating income	$2,356	—	$2,356	$2,469	—	$2,469